UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023 (December 22, 2023)

BURTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	85-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Pennsylvania Ave NW, Suite 700

Washington, DC 20004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (202) 600-5757

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	BRKHU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BRKH	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	BRKHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

Merger Agreement

As previously announced, on December 22, 2023, BurTech Acquisition Corp., a publicly traded special purpose acquisition company incorporated under the laws of the State of Delaware (“BurTech”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among BurTech, BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of BurTech (“ Merger Sub”), Blaize, Inc., a Delaware corporation (“Blaize”), and, solely for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”), pursuant to which Merger Sub will merge with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly owned subsidiary of BurTech, on the terms and subject to the conditions set forth therein (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, BurTech will be renamed “Blaize Holdings, Inc.” (“New Blaize”).

The Merger Agreement further provides that as soon as reasonably practicable following the date of the Merger Agreement, Burkhan and/or its affiliates and/or nominees shall purchase from Blaize (i) convertible promissory notes of Blaize and (ii) a pre-funded warrant to purchase up to a number of shares of common stock of Blaize, par value $0.00001 per share (“Blaize Common Stock”), that, following the conversion of Blaize Common Stock at the effective time of the Merger (the “Effective Time”) pursuant to the Merger Agreement, would result in up to 6,833,333 shares of BurTech Class A common stock (the “Warrant”) for aggregate gross proceeds to Blaize of $25.0 million. Blaize issued the Warrant, which has an aggregate exercise price of $68,333.33 and an assumed purchase price of $68,333.33, to Burkhan concurrently with the execution of the Merger Agreement.

The Merger

Among other things, at the Effective Time, (A) the outstanding shares of Blaize Common Stock issued and outstanding immediately prior to the Effective Time, and following the conversion or exercise of the outstanding convertible notes, preferred stock and warrants of Blaize (but excluding any (i) shares of Blaize Common Stock held by Blaize as treasury stock, (ii) shares the holders of which perfect rights of appraisal under Delaware law, and (iii) shares of Blaize Common Stock subject to any Blaize restricted stock unit (“RSU”) and Blaize stock option that will be assumed) will be cancelled in exchange for the right to receive a number of shares of BurTech Class A common stock (rounded up to the nearest whole share) equal to the quotient obtained by dividing (a) 77,000,000 by (b) the Aggregate Company Shares (the “Exchange Ratio”), (B) each Blaize stock option that is outstanding and unexercised as of immediately prior to the Effective Time will be converted into an option to purchase shares of BurTech Class A common stock (“New Blaize Options”) as set forth in the Merger Agreement, and (C) each Blaize RSU that is outstanding and unsettled as of immediately prior to the Effective Time will be converted into an award of RSUs relating to shares of BurTech Class A common stock (“New Blaize RSUs”) as set forth in the Merger Agreement.

“Aggregate Company Shares” means, without duplication, (i) the sum of the number of shares of Blaize Common Stock that are (a) issued and outstanding immediately prior to the Effective Time (following the conversion or exercise of the outstanding convertible notes, preferred stock and warrants of Blaize but excluding any shares of Burkhan Company Stock (as defined in the Merger Agreement), and any treasury stock to be cancelled) and (b) issuable upon the exercise or settlement of Blaize stock awards (in each case, whether or not vested or currently exercisable) that are outstanding immediately prior to the Effective Time minus (ii) a number of shares of Blaize Common Stock equal to the quotient of (x) the sum of the aggregate cash exercise prices of all Blaize stock options divided by (y) the Exchange Ratio.

In addition, 16.3 million shares of New Blaize common stock may be issued as earnout shares (the “Earnout Shares”) for a period from the closing of the Business Combination (the “Closing”) until the five-year anniversary thereof (the “Earnout Period”), in accordance with the schedule set forth in the Merger Agreement. The earnout shares are to be issued to Burkhan and shareholders of Blaize contingent, in each case, on the closing stock price of the New Blaize common stock exceeding the following thresholds:

•	if the closing stock price of New Blaize common stock is greater than or equal to $12.50 per share for 20 trading days within any 30 consecutive trading day period during the Earnout Period, then (i) 3,750,000 Earnout Shares will be issued to Blaize shareholders and (ii) 325,000 Earnout Shares will be issued to Burkhan;

•	if the closing stock price of New Blaize common stock is greater than or equal to $15.00 per share for 20 trading days within any 30 consecutive trading day period during the Earnout Period, then (i) 3,750,000 Earnout Shares will be issued to Blaize shareholders and (ii) 325,000 Earnout Shares will be issued to Burkhan;

•	if the closing stock price of New Blaize common stock is greater than or equal to $17.50 per share for 20 trading days within any 30 consecutive trading day period during the Earnout Period, then (i) 3,750,000 Earnout Shares will be issued to Blaize shareholders and (ii) 325,000 Earnout Shares will be issued to Burkhan; and

•	if the closing stock price of New Blaize common stock is greater than or equal to $20.00 per share for 20 trading days within any 30 consecutive trading day period during the Earnout Period, then (i) 3,750,000 Earnout Shares will be issued to Blaize shareholders and (ii) 325,000 Earnout Shares will be issued to Burkhan.

In addition, Blaize shareholders and Burkhan will be entitled to receive all of the remaining Earnout Shares that have not previously been issued to Blaize shareholders and Burkhan in the event there occurs a transaction resulting in a change in control of New Blaize or Blaize during the Earnout Period.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of BurTech and Blaize, (ii) effectiveness of the registration statement on Form S-4 to be filed by BurTech in connection with the Business Combination, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, if applicable, (iv) approval of the Business Combination under the United Kingdom’s National Security and Investment Act 2021, (v) the absence of any injunction, order, statute, rule, or regulation enjoining or prohibiting the consummation of the Merger, and (vi) receipt of approval for listing on Nasdaq the shares of New Blaize common stock to be issued in connection with the Merger.

Other conditions to BurTech’s obligations to consummate the Merger include, among others, that as of the Closing, (i) the representations and warranties of Blaize being true and correct, subject to the materiality standards contained in the Merger Agreement, (ii) Blaize shall have performed all covenants required to be performed by Blaize in all material respects, (iii) no Company Material Adverse Effect (as defined in the Merger Agreement) shall have occurred between the date of the Merger Agreement and Closing and be continuing, and (iv) Blaize shall have effectuated the conversion or exercise of the outstanding convertible notes, preferred stock and warrants of Blaize.

Other conditions to Blaize’s obligations to consummate the Merger include, among others, that as of the Closing, (i) the representations and warranties of BurTech and Merger Sub being true and correct, subject to the materiality standards contained in the Merger Agreement, (ii) BurTech shall have performed all covenants required to be performed by BurTech in all material respects, (iii) no Acquiror Material Adverse Effect (as defined in the Merger Agreement) shall have occurred between the date of the Merger Agreement and Closing and be continuing, (iv) the amount of cash available in the trust account into which substantially all of the proceeds of BurTech’s initial public offering and private placement of its warrants have been deposited for the benefit of its public shareholders following redemptions by BurTech’s stockholders in connection with the BurTech stockholder meeting held for purposes of approving the Business Combination (the “Trust Account”), plus the proceeds of any financing transaction of BurTech or Blaize prior to the Closing, plus the aggregate gross proceeds of $5.0 million received by Blaize pursuant to a previous convertible note financing transaction, and subject to the deductions and conditions set forth in the Merger Agreement, including deductions for certain BurTech and Blaize transaction expenses, is equal to or greater than $125,000,000 and (v) other than persons designated by the parties to the Merger Agreement to be nominated for election to the board of directors of New Blaize in accordance with the terms of the Merger Agreement, all members of the board of directors and executive officers of BurTech shall have executed written resignations effective as of the Effective Time.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to use commercially reasonable efforts to conduct their respective businesses in the ordinary course through the Closing, (ii) Blaize to prepare and deliver to BurTech certain audited and unaudited consolidated financial statements of Blaize, (iii) BurTech to prepare and file a registration statement on Form S-4 and take certain other actions to obtain the requisite approval of BurTech shareholders of certain proposals regarding the Business Combination and (iv) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains representations and warranties by BurTech, Merger Sub and Blaize that are customary for transactions of this type. The representations and warranties of the respective parties to the Merger Agreement will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of BurTech and Blaize, (ii) by BurTech or Blaize, if requisite approvals of the shareholders of BurTech are not obtained as set forth therein, (iii) by Blaize if there is a Modification in Recommendation (as defined in the Merger Agreement), (iv) by BurTech if requisite approvals of the shareholders of Blaize are not obtained as soon as reasonably practicable following the effectiveness of the registration statement on Form S-4 to be filed by BurTech in connection with the Business Combination, (v) by Blaize if Burkhan, its affiliates and/or nominees fail to fund certain principal amounts of the Burkhan Convertible Notes (as defined in the Merger Agreement) on the terms and subject to the conditions set forth in the Merger Agreement and (vi) by either BurTech or Blaize in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, (b) in the event of certain uncured breaches by the other party or (c) if the Closing has not occurred on or before December 31, 2024.

Exclusivity

Between the date of the Merger Agreement and the Closing, BurTech has agreed that it will not, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding a Business Combination Proposal (as defined below); (ii) enter into discussions or negotiations with, or provide any information to, any person concerning a possible Business Combination Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding a Business Combination Proposal. BurTech also agreed to cease and cause to be terminated any existing discussions or negotiations with any persons (other than Blaize and its representatives) previously conducted with respect to, or that could lead to, any Business Combination Proposal; provided, that BurTech is not restricted from responding to unsolicited inbound inquiries to the extent required for the board of directors of BurTech to comply with its fiduciary duties. “Business Combination Proposal” means any offer, inquiry, proposal or indication of interest (whether written or oral, binding or non-binding), relating to a Business Combination.

Between the date of the Merger Agreement and the Closing, Blaize has agreed that it will not, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding a Company Acquisition Proposal (as defined below); (ii) enter into discussions or negotiations with, or provide any information to, any person concerning a possible Company Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding a Company Acquisition Proposal. The Company also agreed that it will cease and cause to be terminated any existing discussions or negotiations with any persons (other than BurTech and its representatives) previously conducted with respect to, or that could lead to, any Company Acquisition Proposal. “Company Acquisition Proposal” means any inquiry, proposal or offer concerning a merger, consolidation, liquidation, recapitalization, share exchange or other transaction involving the sale, lease, exchange or other disposition of more than fifteen percent (15%) of the properties or assets or equity interests of Blaize or any of its subsidiaries, excluding, for the avoidance of doubt, any Company Financing.

“Company Financing” means, subject to certain limited exceptions contained in the Merger Agreement, a private placement of (i) secured convertible promissory notes of Blaize by, or any other form of investment in or financing of (either directly or indirectly), Blaize that is consummated with Burkhan and/or its affiliates and/or nominees after December 22, 2023 and prior to or substantially concurrently with the Closing providing up to an aggregate amount of $25.0 million to Blaize, and (ii) equity, equity-linked or debt securities of Blaize by, or any other form of investment or financing of (either director or indirectly), Blaize that is consummated with any person (other than Burkhan and/or its affiliates and/or nominees) after December 22, 2023 and prior to or substantially concurrently with the Closing.

Stock Exchange Listing

If required under applicable rules of the Nasdaq Global Market (“Nasdaq”), BurTech will use its reasonable best efforts to cause the shares of BurTech Class A common stock to be issued in connection with the Business Combination to be approved for listing on Nasdaq at the Closing. Until the Closing, BurTech must use its reasonable best efforts to cause BurTech to remain listed as a public company on Nasdaq.

Certain Ancillary Agreements

Company Support Agreement

On December 22, 2023, concurrently with the execution of the Merger Agreement, certain stockholders of Blaize entered into a Company Support Agreement (the “Company Support Agreement”) with BurTech and Blaize, pursuant to which such stockholders have agreed to, among other things, (i) support and vote in favor of (a) the approval and adoption of the Merger Agreement and the Business Combination, (b) the conversion of each issued and outstanding share of preferred stock of Blaize into one share of Blaize Common Stock as of immediately prior to the Effective Time, and (c) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination, (ii) vote against and withhold consent with respect to any Company Acquisition Proposal or other business combination transaction (other than the Merger Agreement and the Business Combination), (iii) vote against any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Company Support Agreement, the Merger Agreement or the timely consummation of the Merger, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Blaize under the Merger Agreement, (c) result in any of the conditions set forth in the Merger Agreement not being fulfilled or (d) result in a breach of any covenant, representation or warranty or other obligation or agreement of such stockholder contained in the Company Support Agreement, and (iv) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on the transfer of the Company Capital Stock (as defined in the Company Support Agreement), subject to certain exceptions, and termination of certain stockholder agreements and other affiliate agreements of Blaize.

Sponsor Support Agreement

On December 22, 2023, concurrently with the execution of the Merger Agreement, BurTech and Blaize entered into an agreement (the “Sponsor Support Agreement”) with BurTech LP LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which, among other things, in connection with the Closing, the Sponsor agreed to (i) vote all its shares of BurTech Class A common stock in favor of (a) each Transaction Proposal (as defined in the Merger Agreement), including, without limitation, the approval and adoption of the Merger Agreement and the Business Combination, and (b) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination is sought, (ii) vote against and withhold consent with respect to any Business Combination Proposal or other business combination transaction (other than the Merger Agreement and the Business Combination), (iii) vote against any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Sponsor Support Agreements, the Merger Agreement or the timely consummation of the Merger, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of BurTech or Merger Sub under the Merger Agreement, (c) result in any of the conditions set forth in the Merger Agreement not being fulfilled or (d) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor contained in the Sponsor Support Agreements, (iv) waive any adjustment to the conversion ratio or any other anti-dilution or similar protection set forth in the governing documents of BurTech with respect to the Class B common stock of BurTech, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement, and (v) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on the transfer of BurTech Class B common stock and private placement units of BurTech, subject to certain exceptions.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, New Blaize, the Sponsor, certain significant securityholders of Blaize and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New Blaize will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Blaize common stock and other equity securities of New Blaize that are held by the parties thereto from time to time on the terms and subject to the conditions set forth therein.

Lock-up Agreement

The Merger Agreement contemplates that, at the Closing, New Blaize will enter into lock-up agreements (the “Lock-up Agreements”) with (i) certain of New Blaize’s directors and officers, (ii) certain stockholders of New Blaize and (iii) Burkhan, in each case, restricting the transfer of New Blaize common stock and any shares of New Blaize common stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by it immediately after the Effective Time from and after the Closing. The restrictions under the Lock-up Agreements begin at the Closing and end on the date that is 180 days after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize common stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the liquidation of New Blaize.

Stockholders’ Agreement

The Merger Agreement contemplates that, at the Closing, New Blaize will enter into a stockholders’ agreement (the “Stockholders Agreement”), with the Sponsor, Burkhan and certain other controlled affiliates of Burkhan (collectively, the “Stockholder Group”), which will provide, among other things, that so long as the Stockholder Group beneficially owns, in the aggregate, ten percent (10%) or more of the total number of issued and outstanding shares of the New Blaize Common Stock, the Stockholder Group will have the right to designate two out of nine individuals to the Company’s board of directors, subject to step-downs based on ownership of the New Blaize Common Stock as described in the Stockholders’ Agreement.

The foregoing descriptions of the Merger Agreement, the Company Support Agreement, the Sponsor Support Agreement, the Registration Rights Agreement, the Lock-up Agreement, and the Stockholders’ Agreement and the transactions and documents contemplated thereby, are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, the Company Support Agreement, the Sponsor Support Agreement, the form of Registration Rights Agreement, the form of Lock-up Agreement, and the form of Stockholders’ Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5 respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, the Company Support Agreement, the Sponsor Support Agreement, the Registration Rights Agreement, the Lock-up Agreement, and the Stockholders’ Agreement and the other documents related thereto (collectively, the “Transaction Documents”) have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about BurTech, Blaize or their respective affiliates. The representations, warranties, covenants and agreements contained in the Transaction Documents were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Transaction Documents and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Documents instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction Documents and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the applicable dates of the Transaction Documents, which subsequent information may or may not be fully reflected in BurTech’s public disclosures.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or a solicitation of an offer to buy any securities of BurTech or Blaize, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Additional Information and Where to Find It

In connection with the Business Combination, BurTech intends to file with the SEC a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”), which will include a preliminary prospectus and proxy statement of BurTech in connection with the Business Combination, referred to as a proxy statement/prospectus (the “Registration Statement”), and after the Registration Statement is declared effective, BurTech will mail a definitive proxy statement/prospectus relating to the Business Combination to its stockholders. This Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. BurTech may file other documents regarding the Business Combination with the SEC, and BurTech’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus and the other documents filed in connection with the Business Combination, as these materials will contain important information about Blaize, BurTech and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of BurTech as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at a meeting of BurTech’s stockholders to be held to approve the Business Combination and such other matters. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to BurTech Acquisition Corp., 1300 Pennsylvania Avenue, Suite 700, New York, NY 20006, Attention: Roman Livson, Chief Financial Officer.

Before making any voting decision, investors and security holders of BurTech are urged to read the registration statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with BurTech’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination, and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about BurTech, Blaize and the Business Combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

BurTech, Blaize, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from BurTech’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of BurTech’s stockholders in connection with the Business Combination, including the names of such persons and a description of their respective interests, is set forth in BurTech’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement regarding the proposed business combination when it becomes available. Stockholders will be able to obtain copies of the documents described in this paragraph that are filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to BurTech Acquisition Corp., 1300 Pennsylvania Avenue, Suite 700, New York, NY 20006, Attention: Roman Livson, Chief Financial Officer.

Forward-Looking Statements Legend

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to BurTech and Blaize. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of BurTech’s securities; (ii) the risk that the Business Combination may not be completed by BurTech’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BurTech; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by BurTech’s stockholders, the satisfaction of the minimum aggregate transaction proceeds amount following redemptions by BurTech’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the failure to obtain financing to complete the Business Combination and to support the future working capital needs of Blaize and the combined company; (v) the effect of the announcement or pendency of the Business Combination on Blaize’s business relationships, performance, and business generally; (vi) risks that the Business Combination disrupts current plans of Blaize and potential difficulties in the retention of Blaize employees as a result of the Business Combination; (vii) the outcome of any legal proceedings that may be instituted against BurTech or Blaize related to the Merger Agreement and the Business Combination; (viii) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (ix) the ability to maintain the listing of BurTech’s securities on Nasdaq; (x) the price of BurTech’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Blaize operates, variations in performance across competitors, changes in laws and regulations affecting Blaize’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, including the possibility of cost overruns or unanticipated expenses in development programs, and the ability to identify and realize additional opportunities; (xii) the enforceability of Blaize’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (xiii) the incurrence of significant expenses to remediate, or damage to Blaize’s reputation as a result of, any defects in Blaize’s products; (xiv) the risk that Blaize may never achieve or sustain profitability; (xv) changes in the competitive and regulated industries in which Blaize operates, variations in operating performance across competitors, changes in laws and regulations affecting Blaize’s business and changes in the combined capital structure, and (xvi) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BurTech’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov and other documents filed, or to be filed with the SEC by BurTech, including the Registration Statement. The foregoing list of factors is not exhaustive. There may be additional risks that neither BurTech nor Blaize presently know or that BurTech or Blaize currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement to be filed by BurTech with the SEC, including those under “Risk Factors” therein, and other documents filed by BurTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and BurTech and Blaize assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither BurTech nor Blaize gives any assurance that either BurTech or Blaize will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

The Exhibit Index is incorporated by reference herein.

Exhibit Index

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of December 22, 2023 by and among BurTech Acquisition Corp., BurTech Merger Sub Inc., Blaize, Inc. and Burkhan Capital LLC.

10.1	Stockholder Support Agreement, dated as of December 22, 2023, by and among BurTech Acquisition Corp., Blaize, Inc. and certain stockholder parties thereto.

10.2	Sponsor Support Agreement, dated as of December 22, 2023, by and among BurTech LP LLC, BurTech Acquisition Corp., Blaize Inc. and the insider parties thereto.

10.3	Form of Registration Rights Agreement by and among BurTech Acquisition Corp., BurTech LP LLC and the holder parties thereto.

10.4	Form of Lock-up Agreement by and among Blaize Holdings, Inc. and the securityholders thereto.

10.5	Form of Stockholders’ Agreement by and among Blaize Holdings, Inc., BurTech LP LLC, Burkhan Capital LLC and the stockholders thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). BurTech agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BurTech Acquisition Corp.

Date: December 28, 2023	By:	/s/ Shahal Khan
	Name:	Shahal Khan
	Title:	Chief Executive Officer